EXHIBIT 10.27

                          STANDARD FORM OF STORE LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.

Agreement of Lease, made as of this 17th day of November, 2003, BETWEEN Spruce Spires Associates, LP, c/o Alma Realty, 28-18 31st Street, Astoria, New York, PARTY OF THE FIRST PART, HEREINAFTER REFERRED TO AS OWNER, AND Interboro Institute Inc., a New York corporation, having an address at 450 W. 56th Street, New York, NY 11019, PARTY OF THE SECOND PART, HEREINAFTER REFERRED TO AS TENANT,

WITNESSETH: OWNER HEREBY LEASES TO TENANT AND TENANT HEREBY HIRES FROM OWNER the Store (as depicted on Schedule "A") plus the mezzanine, IN THE BUILDING KNOWN AS 53 South Broadway, Yonkers, New York, IN THE BOROUGH OF Bronx, CITY OF NEW YORK, FOR THE TERM OF See Rider Attached Hereto (OR UNTIL SUCH TERM SHALL SOONER CEASE AND EXPIRE AS HEREINAFTER PROVIDED) TO COMMENCE ON THE

both DATES INCLUSIVE, AT AN ANNUAL RENTAL RATE OF See Rider Attached Hereto

WHICH TENANT AGREES TO PAY IN LAWFUL MONEY OF THE UNITED STATES WHICH SHALL BE LEGAL TENDER IN PAYMENT OF ALL DEBTS AND DUES, PUBLIC AND PRIVATE, AT THE TIME OF PAYMENT, IN EQUAL MONTHLY INSTALLMENTS IN ADVANCE ON THE FIRST DAY OF EACH MONTH DURING SAID TERM, AT THE OFFICE OF OWNER OR SUCH OTHER PLACE AS OWNER MAY DESIGNATE, WITHOUT ANY SET OFF OR DEDUCTION WHATSOEVER, EXCEPT THAT TENANT SHALL PAY THE FIRST MONTHLY INSTALLMENT(S) ON THE EXECUTION HEREOF (UNLESS THIS LEASE BE A RENEWAL).

      THE PARTIES HERETO, FOR THEMSELVES, THEIR HEIRS, DISTRIBUTEES, EXECUTORS, ADMINISTRATORS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, HEREBY CONVENANT AS FOLLOWS:

RENT                1.    Tenant shall pay the rent as above and as hereinafter
                          provided.

OCCUPANCY           2.    Tenant shall use and occupy demised premises for

                           See Rider Attached Hereto

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

ALTERATIONS:        3. Tenant shall make no changes in or to the demised
                    premises of any nature without Owner's prior written
consent. Subject to the prior written consent; of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article; the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.

REPAIRS 4. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if
Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminuation of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. The provisions of this article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in article 9 hereof.

WINDOW              5. Tenant will not clean nor require, permit, suffer or
CLEANING:           allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York
State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF,    6. Prior to the commencement of the lease term, if Tenant
LAW, FIRE           is then in possession, and at all times thereafter, Tenant
INSURANCE:          at Tenant's sole cost and expense, shall promptly comply
                    with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises, if the premises are on the street level, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the first insurance rate then applicable to said premises.

SUB-                7. This lease is subject and subordinate to all ground or
ORDINATION:         underlying leases and to all mortgages which may now or
                    hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

TENANT'S            8. Owner or its agents shall not be liable for any damage
LIABILITY           to property of Tenant or of others entrusted to employees
INSURANCE           of the building, nor for loss of or damage to any property
PROPERTY            of Tenant by theft or otherwise, nor for any injury or
LOSS,               damage to persons or property resulting from any cause of
DAMAGE,             whatsoever nature, unless caused by or due to the
INDEMNITY:          negligence of Owner, its agents, servants or employees.
                    Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard from in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefore. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under his lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by Counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION,        9. (a) If the demised premises or any part thereof shall be
FIRE AND            damaged by fire or other casualty, Tenant shall give
OTHER               immediate notice thereof to Owner and this lease shall
CASUALTY:           continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged
rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such pair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and henceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof:

EMINENT             10. If the whole or any part of the demised premises shall
DOMAIN              be acquired or condemned by Eminent Domain for any public
                    or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

ASSIGNMENT,         11. Tenant, for itself, its heirs, distributes, executors,
MORTGAGE,           administrators, legal representatives, successors and
ETC.:               assigns expressly covenants that it shall not assign,
                    mortgage or encumber this agreement, nor underlet, or
suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC            12. Rates and conditions in respect to submetering or rent
CURRENT:            inclusion, as the case may be, to be added in RIDER
                    attached hereto. Tenant covenants and agrees that at all
times it sue of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO           13. Owner or Owner's agents shall have the right (but shall
PREMISES:           not be obligated) to enter the demised premises in any
                    emergency at any time, and at other reasonable times (upon
48 hours' notice, when practicable) to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are within the walls. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefore to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

VAULT,              14. No vaults, vault space or area, whether or not enclosed
VAULT SPACE,        or covered, not within the property line of the building is
AREA:               leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding,. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, no shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:          15. Tenant will not at any time use or occupy the demised
                    premises in violation of, Articles 2 or 37 hereof, or of,
the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

BANKRUPTCY:         16. (a) Anything elsewhere in this lease to the contrary
                    notwithstanding, this lease may be canceled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demise premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of which liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; of if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under
Section 365 of Title II of the U. S. Code (Bankruptcy Code); or Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written three (3) days notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall remain liable as hereinafter provided. (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

REMEDIES OF         18. In case of any such default, re-entry, expiration
OWNER AND           and/or dispossess by summary proceedings or otherwise, (a)
WAIVER OF           the rent, and additional rent, shall become due thereupon
REDEMPTION:         and be paid up to the time of such reentry, dispossess
                    and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threat breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights or redemption granted by or under any present or future laws.

FEES AND            19. If Tenant shall default in the observance or
EXPENSES:           performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the
terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any actions or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five
(5) days of rendition of any bill or statement to Tenant therefore, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

NO REPRESENTATIONS  20. Neither Owner nor Owner's agents have made any
BY OWNER:           representations or promises with respect to the physical
                    condition of the building, the land upon which it is
erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are required by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF              21. Upon the expiration or other termination of the term of
TERM:               this lease, Tenant shall quit and surrender to Owner the
                    demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET               22. Owner covenants and agrees with Tenant that upon Tenant
ENJOYMENT:          paying the rent and additional rent and observing and
                    performing all the terms, covenants and conditions, on
Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE             23. If Owner is unable to give possession of the demised
TO GIVE             premises on the date of the commencement of the term
POSSESSION:         hereof, because of the holding-over or retention of
                    possession of any tenant, undertenant or occupants, or if
the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:          24. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agent shall have any power to accept the keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF           25. It is mutually agreed by and between Owner and Tenant
TRIAL BY            that the respective parties hereto shall and they hereby do
JURY:               waive trail by jury in any action, proceeding or
                    counterclaim brought by either of the parties hereto
against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

INABILITY TO        26. This lease and the obligation of Tenant to pay rent
PERFORM:            hereunder and perform all of the other covenants and
                    agreements hereunder on part of Tenant to be performed
shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by ware or other emergency, or when, in the judgment of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

BILLS AND           27. Except as otherwise in this lease provided, a bill,
NOTICES:            statement, notice or communication which Owner may desire
                    or be required to give to Tenant, shall be deemed
sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER               28. If Tenant requires, uses or consumes water for any
CHARGES:            purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner
may install a water meter and thereby measures Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner as additional rent, on the
first day of each month,       %       ($       ) of the total meter charges, as
Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:         29. Anything elsewhere in this lease to the contrary
                    notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the first insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $ , on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

HEAT,               30. Tenant shall at Tenant's expense, keep demised premises
CLEANING:           clean and in order, to the satisfaction to Owner, and if
                    demised premises are situated on the street floor, Tenant
shall, at Tenant's own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall independently contract for the removal of such rubbish and refuse. The removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

SECURITY:           31. Tenant has deposited with Owner the sum of $21,300.00
                    as security for the faithful performance and observance by
Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent. Owner may use, apply or retain the while or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part; Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:           32. The Captions are inserted only as a matter of
                    convenience and for reference and in no way define, limit
or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:        33. The term "Owner" as used in this lease means only the
                    Owner, or the mortgagee in possession, for the time being
of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of heir successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" used in this lease shall exclude Saturdays (except such portion thereof is covered by specific hours in Article 30 hereof), Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT            34. If an excavation shall be made upon land adjacent to
EXCAVATION:         the demised premises, or shall be authorized to be made,
                    Tenant shall afford to the person causing or authorized to cause such excavation, license to enter on the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND           35. Tenant and Tenant's servants; employees, agents,
REGULATIONS:        visitors and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS: 36. Owner shall replace at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

PORNOGRAPHIC        37. Tenant agrees that the value of the demised premises
USES                and the reputation of the Owner will be seriously injured
PROHIBITED:         if the premises are used for any obscene or pornographic
                    purposes or any sort of commercial sex establishment.
Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shop, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a beach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law 235.00.

ESTOPPEL            38. Tenant at any time and from time to time, upon at lease
CERTIFICATE:        10 days prior notice by Owner, Shall execute, acknowledge
                    and deliver to Owner, and/or to any other person, firm or
corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default.

SUCCESSORS          39. The covenants, conditions and agreements contained in
AND                 this lease shall bind and inure to the benefit of Owner and
ASSIGNS:            Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise
provided in this lease, their assigns.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner                             Spruce Spires Associates, LP

                                              By:/s/ Efsthathios Valiotis
---------------------------                      ---------------------------

Witness for Tenant                            Interboro Institute, Inc.

---------------------------                   By:/s/ Dr. John J. McGrath, CEO
                                                 ---------------------------

                            RIDER TO LEASE AGREEMENT
                    DATED ______________________ FOR PREMISES
                 LOCATED AT 53 SOUTH BROADWAY, YONKERS, NEW YORK

40. Term.

      The term of this lease shall be for a period of five (5) years and shall commence on the "Commencement Date", as herein defined, and terminate five (5) years after the Commencement Date ("Term Expiration Date"). The Commencement Date shall be the date on which Landlord gives notice to Tenant that the work to be performed by Landlord to the demised premises, as described at Article "46" herein, has been "substantially completed". The term "substantially completed" shall mean so complete as to allow the Tenant to begin Tenants occupancy of the demised premises, as described at Article "46" herein. Immediately following the determination of the commencement date, Landlord and Tenant shall execute an agreement setting forth both the Commencement Date and Term Expiration Date of this lease. In the event the term of this lease begins on the first day of a month, the first lease year shall end on the first anniversary of the last day of the preceding month. If the term of this lease begins on a date other than the first day of a month, the Tenant shall pay a pro rate portion of the rent from such date through and including the last day of such month and the First Lease Year shall end on the first anniversary of the first day of the preceding month. Each succeeding Lease Year shall end on the anniversary date of the previous Lease Year. If through no fault or delay of Tenant, Landlord's work is not substantially completed by January 1, 2004, then the Commencement Date of this Lease shall be April 15, 2003. Notwithstanding anything herein to the contrary, in the event Landlord is delayed at any time in commencing or during the progress of the work as per paragraph "46" by an act or neglect of Tenant or any employee and/or agent thereof, or by changes ordered in the work, then the Concession Period as per paragraph "41.B" shall be reduced on a day for day basis for each day of Tenant's delay that results in delaying the Commencement Date. If Tenant's delay exceeds one month, Landlord shall have the right to terminate this Lease or Tenant will commence paying rent.

41. Rent; Additional Rent.

      A. The annual rent payable under this lease ("fixed minimum rent") for each successive twelve month period during the term of this lease is as follows:

         ("First Lease Year")            $127,000.00 ($10,650.00/month)
         ("Second Lease Year")           $131,634.00 ($10,970.00/month)
         ("Third Lease Year")            $135,583.02 ($11,299.00/month)
         ("Fourth Lease Year")           $139,650.51 ($11,638.00/month)
         ("Fifth Lease Year")            $143,840.02 ($11,987.00/month)

      Fixed minimum rent shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this lease.

      B. Provided Tenant fully performs and complies with all of the terms, conditions, provisions and covenants in this lease on Tenant's part to be performed, Landlord hereby waives its right to collect the fixed minimum rent for a period of one month following the Commencement Date or until the date on which Tenant opens for business, whichever shall first occur (the "Concession Period"). If the date on which Tenant must commence paying the fixed minimum rent hereunder begins on a date other than the first day of a month, Tenant shall pay a pro rata portion of the minimum rent from such date through and including the last day of such month. Notwithstanding the foregoing, Tenant shall be required to pay Landlord upon execution of this lease the first monthly installment of rent due under this lease which will be applied against the first monthly installment of rent due after the Commencement Date, together with the security deposit set forth in Article 31.

      C. For purposes of this lease, the term "additional rent" shall mean and include all sums, charges and deposits payable under this lease by Tenant except fixed minimum rent, and the term "rent" shall mean and include both fixed minimum rent and additional rent. Additional Rent shall be payable within ten
(10) days of delivery of a bill therefore to Tenant.

      D. Should Landlord fail to receive within ten days after it is due any installment of fixed minimum rent, additional rent, or any other sum payable to and/or to be deposited with Landlord under the terms of this lease, then a "late charge" in the amount of $0.10 per $2.00 due shall be added to the sum due and shall be deemed additional rent immediately payable hereunder. Should any such payment or deposit remain unpaid for more than thirty (30) days after the due date, Tenant shall also pay interest to Landlord on any such late payments at the rate of eighteen (18%) percent per annum or the maximum rate allowed by law, whichever is less (the "Default Rate"). If Tenant shall issue a check to Landlord which is returned unpaid for any reason, Tenant shall immediately pay to Landlord, as additional rent, an additional charge of $250.00 for Landlord's inconvenience and expenses in connection therewith. If Tenant shall be more than ten (10) days late in making any payment due under this lease more than two times in any twelve month period, Landlord shall be entitled to demand from Tenant, and Tenant agrees to promptly deposit with Landlord, additional cash lease security in the amount of one (1) month's the then current fixed minimum rent, to be held and applied in accordance with the terms of Article 54 hereof.

      E. Tenant acknowledges and agrees that Landlord shall have the right to designate the items against which any payments by Tenant are to be credited and Landlord may apply any of such payments to any such items as Landlord, in its sole discretion, shall determine. The acceptance by Landlord of a check or checks drawn by others or any other manner of payment by anyone other than Tenant shall in no way affect Tenant's liability hereunder or be deemed an approval of any assignment of this lease by Landlord.

      F. Tenant agrees to pay as additional rent any other sum of money which Landlord shall pay or be compelled to pay by reason of the failure of Tenant to perform any one or more of the other provisions or conditions in this lease on the part of Tenant to be performed or observed, all of which sums Tenant agrees to repay to Landlord with interest computed thereon at the Default Rate from the date(s) such sums are paid by Landlord.

      G. Landlord and Tenant agree that notwithstanding the expiration or termination of this lease prior to the Term Expiration Date, if such expiration or termination is caused by or results from default on the part of Tenant in the performance or observance of Tenant's obligations under this lease, Tenant's obligation to pay all fixed minimum rent, additional rent and the charges payable by Tenant under this lease shall continue and cover all periods up to and including the Term Expiration Date. It is hereby agreed that in the event of the termination of this lease pursuant to the provisions of Article 17, notwithstanding the provisions of Article 18, Landlord may, at Landlord's option, forthwith be entitled to recover from Tenant as and for liquidated damages (not a penalty) with respect to any such lease termination, an amount equal to the rent provided hereunder for the unexpired portion of the term demised. Upon the computation of such damages, all rent payable hereunder after the date of termination, shall be discounted from the date of termination at the rate of three (3%) percent per annum. In the event that the premises demised hereunder are re-let after the date of such termination and the date of the collection of the aforesaid liquidated damages, then Landlord agrees that on the date (the "Normal Expiration Date") which would otherwise have been the normal expiration of this lease but for the termination of this lease pursuant to the provisions of Article 17, Landlord shall pay to Tenant a sum equal to the rent actually paid Landlord from the date of such termination to the Normal Expiration Date, less any and all expenses of any type, kind or nature incurred by Landlord in connection with the re-letting of the demised premises whether foreseen or unforeseen and whether ordinary or extraordinary as conclusively determined by Landlord, provided, however, that such payment shall in no event exceed the amount of liquidated damages actually paid by Tenant as aforesaid. Nothing herein contained shall, however, limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of any such termination amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages re to be proved, whether or not such amount be greater than, equal to, or less than the amount referred to above.

      H. Tenant covenants and agrees that all fixed minimum rent and additional rent due and payable by Tenant under this lease are unconditional obligations on the part of Tenant, and shall be paid to Landlord whenever the same shall be due and payable without setoff or deduction of any kind.

      I. Tenant further covenants and agrees that Tenant shall not be entitled to any abatement of fixed minimum rent or additional rent payable under this lease, or diminution of same in any summary dispossess, non-payment of rent or holdover proceeding, Tenant may not assert a counterclaim (except for one that is as a matter of law, compulsory), nor have the right of set-off by way of damages or recoupment by reason of Landlord's failure to perform any of the terms, covenants or conditions contained in this lease on Landlord's part to be performed, but Tenant shall be relegated to an independent action for damages, and such independent action shall not at any time be joined or consolidated with any summary dispossess, non-payment of rent or holdover proceeding.

42. Taxes.

      A. For the purposes of this lease:

      (i) "Taxes" shall mean the real estate taxes and assessments imposed upon the building comprising the demised premises, the land upon which said building is erected and all improvements on the land or in the building. If at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof, there shall be levied, assessed and imposed (a) a tax, assessment, levy or otherwise on the rents received therefrom, or (b) a license fee measured by the rent payable by Tenant to Landlord, or (c) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based shall be deemed to be included with the term "taxes" for the purpose thereof.

      (ii) "Tax year" shall mean a fiscal or calendar year for which taxes are imposed.

      (iii) "Base tax year" shall mean the tax year.

      (iv) "Current taxes" shall mean the amount computed by multiplying the tax rate per $100.00 of assessed value in effect for the current tax year by the assessed value of said building, land, improvements, easements, air rights, development of zoning rights and appurtenances to all of foregoing for the current tax year; and

      (v) "Tax payment" shall mean such amount as shall be payable by Tenant to Landlord under Paragraph B of this Article 42.

      B. (i) If the taxes for the tax year 2004/2005 or any subsequent tax year shall be more than the taxes, as finally determined, for the base tax year ("Base Year Taxes"), Tenant shall pay to Landlord, as additional rent, a sum equal to three (3%) Percent ("Tenant's Share" or "Tenant's Proportionate Share") of the amount by which the taxes for the tax year 2004/2005 and each subsequent tax year are greater than the Base Year Taxes. Should this lease terminate prior to the expiration of any tax year, the tax payment will be prorated to, and shall be payable on, or when ascertained after, the date of the termination of this lease. Payment of tax payments due from Tenant shall be made or taken as and subject to the conditions hereinafter provided in this Paragraph B.

      (ii) If in the tax year 2004/2005 or any subsequent tax year the current taxes are greater than the Base Year Taxes, Landlord shall furnish Tenant with a copy of the tax bills together with a comparative statement showing the amount by which the current taxes exceed the Base Year Taxes, and Tenant shall pay such amount to Landlord within twenty (20) days after such comparative statement is furnished to Tenant.

      (iii) Any delay or failure of Landlord in billing any escalation shall not constitute a waiver of, or in any way impair the continuing obligation of Tenant to pay such tax payment immediately after being billed by Landlord therefore.

      (iv) Landlord may but shall not be obligated to contest the taxes of the assessed valuation of the land and/or building, improvements, easements, air rights, development of zoning rights and appurtenances to all of the foregoing for any tax year, and may settle any such contest on such terms as Landlord in its sold judgment considers proper. If Landlord shall receive a refund for any tax year during the term hereof for which Tenant has actually made a tax payment required to be made pursuant to this
      Article 42, Landlord shall pay to Tenant Tenant's proportionate share of any such refund, after first deducting from such refund Tenant's proportionate share of the costs and expenses (including experts' and attorneys' fees) of obtaining such refund.

      (v) If Tenant shall fail to timely make any tax payment required under this Paragraph B, the amount of such tax payment, together with interest thereon computed from the date such tax payment period commences at the Default Rate, shall be added as additional rent to the installment of fixed minimum rent payable on the next monthly fixed minimum rent payment date and Tenant shall pay at that time such additional rent.

43. Insurance.

      A. Tenant shall maintain throughout the term of this lease, at its sole cost and expense, with a reputable insurance company licensed to do business in the State of New York having a "Best" rating of at least "A", comprehensive general public liability coverage insuring both Landlord and Tenant and at Landlord's direction, any ground lessor and/or mortgagee (and naming both Landlord, Tenant and any ground lessor and/or mortgagee, if any, as the named insureds) against claims for personal injuries or death and property damage in or about the demised premises and the sidewalks, curbs, parking lots and other areas adjacent thereto or in the vicinity thereof. Such policy or policies shall have a limit of liability of at least ONE MILLION ($1,000,000.00) DOLLARS for injury or death to a single person, THREE MILLION ($3,000,000.00) DOLLARS on a per occurrence basis and in the amount of SEVEN HUNDRED FIFTY THOUSAND ($750,000.00) DOLLARS with respect to property damage.

      B. Tenant shall maintain fire and extended coverage in an amount adequate to cover the cost of replacement of all of Tenant's personal property, fixtures, furnishings, improvements and equipment.

      C. Intentionally Deleted.

      D. Policy or policies evidencing the insurance provided for in subparagraph A above and evidence of full payment of the premium(s) therefore shall be delivered to Landlord prior to the Term Commencement Date and at least thirty (30) days prior to each annual renewal date. Such policy or policies shall not permit cancellation or amendment without at least thirty days' prior written notice to the insureds. If Tenant shall fail to deliver any such policy to Landlord prior to the Commencement Date, or a renewal or replacement policy at least three days prior to the expiration date of the current policy, or to maintain such insurance policy and pay the premium therefore, Landlord shall have the right upon 24 hours telephonic notice to Tenant to cause such insurance policy to be issued and to pay the premium therefore. In such event, the cost thereof, together with interest thereon computed from the date such cost is paid by Landlord at the Default Rate, shall be added as additional rent to the installment of fixed minimum rent payable on the next monthly rent payment date and Tenant shall pay such additional rent at that time.

44. Destruction, Fire and Other Casualty.

      A. If Landlord is required to or elects to repair or restore any damage to or destruction of the premises as provided in Article 9, the damage or destruction shall be repaired or restored to the extent of the insurance proceeds available therefor.

      B. Notwithstanding anything to the contrary contained herein, Tenant agrees that Landlord shall not be responsible for any loss of or damage to Tenant's furniture, fixtures, equipment, furnishings, or any other property placed or installed in the premises by or on behalf of Tenant (whether or not attached or affixed to the structure) due to any cause whatsoever.

45. No Representations by Landlord.

      Tenant acknowledges and agrees that neither the Landlord, nor Landlord's agent, nor anyone else acting or purporting to act on behalf of Landlord, has made any representations or promises whatsoever with regard to the demised premises including, without limitation, whether the demised premises may lawfully be used for the purposes intended by Tenant. Tenant accepts same "as is", subject to any defects therein, latent, patent or otherwise, and subject to all matters and agrees that the taking of possession of the demised premises were in good and satisfactory condition at the time such possession was taken.

46. Landlord's and Tenant's Work.

      A. Landlord agrees to perform the work as set forth in the plans identified in paragraph E below which are to be prepared by Tenant for the build out of the demised premises. The demised premises shall be substantially similar, in work and materials, as that of the space currently occupied by tenant at 135-27 38th Avenue, Flushing, New York.

      B. Except for as specifically noted in Exhibit "A" hereto and at Article "50" and the other Articles that reference work to be performed by the Landlord herein, Tenant agrees that Landlord shall not be obligated to make or perform any work, installations, repairs, alterations, improvements or additions whatsoever to prepare the demised premises for Tenant's occupancy nor subsequent thereto. Tenant shall, at its sole cost and expense, immediately after the Commencement Date of this lease, commence to do, and thereafter diligently and in good faith, complete all work and make all installations necessary, if any, to enable it to conduct its business in the demised premises, free of mechanics and other liens, encumbrances or financing statements, and shall equip the demised premises with all trade fixtures, personal property, facilities, furniture and equipment suitable or appropriate to the regular and normal operation of its business (all hereinafter referred to as "Tenant's Work"). Landlord agrees that no material deviation from the plans, drawings or specifications approved by Landlord, shall be made by Landlord without Tenant's prior written approval.

      C. All Tenant's Work, if any, shall be carried out and performed in a first class good and workmanlike manner and shall be governed by, and be subject to, the following:

      (i) Before commencing any permitted construction or renovation work, Tenant shall deliver to Landlord plans, drawings and specifications for the construction or renovation work to be carried out by Tenant in, on and about the demised premises (but not for Tenant's trade fixtures or moveable equipment) for Landlord's prior written approval. Within a reasonable time after such plans, drawings and specs have been submitted to Landlord for its written approval, Landlord shall in writing give its approval or disapproval, and if the latter, the reasons therefore. In any case in which Landlord so disapproves, Landlord shall specify, in reasonable detail, the respect in which Tenant's plans, drawings and specifications are unsatisfactory. Not later than ten days following receipt of such notice of disapproval from Landlord, Tenant shall submit to Landlord corrected plans, drawings and specifications for Landlord's written approval. All terms applicable to the original submission of Tenant's plans, drawings and specs shall be applicable to such supplemental submission. Tenant shall reimburse Landlord for all expenses incurred in connection herewith.

      (ii) All such work and installations which Tenant shall perform and install, and all work shall be performed, provided, installed and obtained by Tenant at Tenant's sole cost and expense and only in accordance with such plans, drawings and specifications which have been approved in writing by Landlord and shall also have been first approved in writing by such city, state, federal and other governmental authorities, commissions, agencies, boards and departments as have jurisdiction thereover whose prior written approval of same shall be necessary. Tenant further agrees to comply strictly with all applicable laws, ordinances, rules, regulation, codes and requirements of, and to obtain and comply with all permits, licenses and approvals required by, all city, state, federal and other governmental authorities, commissions, agencies, boards and departments and of the fire insurance rating organization having jurisdiction thereof, and the local board of fire underwriters, or any similar body. Installations which may be required in order to obtain proper certificates of the New York Board of Fire Underwriters, the Board of Electrical Underwriters and any other successor boards, bodies or agencies or quasi-public boards, bodies or agencies successors thereto, and such other certificates, licenses and permits as shall be required by city, state, federal and other governmental authorities, commissions, agencies, boards and departments having jurisdiction in connection with the demised premises and improvements in order that it may be operated for the purposes set forth in this lease, including but not limited to the Building Department and the Environmental Protection Administration, Office of Air Resources, and other agencies referred to in this subdivision, shall be obtained by Landlord at Landlord's sole cost and expense.

      (iii) Tenant agrees that no material deviation from the plans, drawings or specifications approved by Landlord, shall be made by Tenant without Landlord's prior written approval.

      (iv) Tenant acknowledges and agrees that approval of such plans, drawings and specifications by Landlord neither shall constitute the assumption by Landlord of any responsibility for their accuracy or sufficiency, Tenant alone being responsible therefor, nor make Landlord liable in any way to pay anyone in order to remove and cancel a mechanic's lien of record.

      (v) Tenant shall promptly obtain from time to time as work is completed, and convey to Landlord, written approvals from all governmental authorities, agencies, commissions, boards and departments and quasi-governmental boards, bodies and agencies with jurisdiction over matters relative to all work to be performed by Tenant under this lease, including, but not limited to, electrical, water, plumbing, heating, ventilating and cooling and telephone work.

      (vi) Prior to the commencement of Tenant's Work or any other permitted construction or work by Tenant and until completion thereof, Tenant shall at its own cost and expense maintain, or cause to be maintained, and deliver to Landlord certificates evidencing the existence of, fully paid up policies of:

            (a) Workers' Compensation Insurance in statutory amounts covering all persons employed in connection with such work; and

            (b) For the mutual benefit of Landlord and Tenant, comprehensive general liability insurance, including contractual and completed operations coverage, with limits of liability no less than $1,000,000.00 combined single limit per occurrence, with reputable insurance companies licensed to do business in New York. Certificates of insurance issued by insurance carriers licensed to do business in the State of New York and having Best's Insurance Reports' rating of at least A+, being in at least its Class XII financial size category and indicating that all such insurance is in full force and effect, shall be satisfactory. All such insurance shall provide that the coverage or limits therein shall not be canceled, modified or reduced except upon at least thirty days' prior written notice to Landlord.

      (vii) Tenant hereby indemnifies and agrees to save and hold Landlord harmless from and against all claims, suits, judgments, damages and expenses (including, but not limiting to, attorney's fees) brought, recovered, exacted against or incurred by Landlord for or on account of any claim growing out of any injury to or the death of any person or persons or any injury or damage to Landlord's property or that of any other person or entity arising out of the performance of Tenant's Work, or by or on account of any act, omission, or negligence of anyone or of the agents, employees, contractors, subcontractors, vendors, materialmen of anyone or of any other person having anything whatsoever to do in connection with Tenant's work hereunder.

      (viii) All work and installations which shall be performed and provided by Tenant for the demised premises at any time during the term of this lease, and all construction, additions, alterations, improvements and replacements placed upon the demised premises by Tenant at any time, as well as all fixtures and articles or personal property attached to or used in connection with the demised premises, shall, upon installation, become the property of the Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant prior to the date fixed as the termination of this lease, elects to relinquish Landlord's rights to some or all of the foregoing items by enumerating them in said notice, in which event the enumerated items shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense, and Tenant shall immediately and at its expense, repair and restore the demised premises to the condition existing immediately after completion of the Tenant's Work, ordinary wear and tear excepted, and repair any damage to the demised premises or the building due to such removal, except that this clause shall not include within its context any moveable personal property, equipment or trade fixtures purchased and installed by Tenant for the purpose of adapting the premises to its intended use, but upon removal of any such moveable personal property, equipment or trade fixtures Tenant shall immediately and at its own expense repair and restore the demised premises to the condition existing prior to installation.

      D. No approval of plans or specifications by Landlord or consent by Landlord allowing Tenant to make Improvements in the demised premises shall in any way be deemed to be an agreement by Landlord that the contemplated Improvements comply with any applicable laws, ordinances, rules and regulations of governmental authorities having or asserting jurisdiction in the demised premises or the certificate of occupancy for the Building nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant of any of the terms of this lease, Notice is hereby given that neither Landlord, Landlord's agents, the Superior Lessor nor the Superior Mortgagee shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for such labor or materials shall attach to or affect any estate or interest of Landlord or the Superior Lessor or Superior Mortgagee in and to the demised premises, the Building or the land on which the Building is located.

      E. Tenant shall, at its sole cost and expense, prepare such plans as is required for the build out of demised premises and have same approved by the requisite governmental authorities and further arrange for the necessary work permits to be issued. Tenant shall diligently and timely (without delay) prepare such plans and submit same for approval and shall otherwise comply with all requests/requirements of the governmental authorities in connection therewith. Upon approval of the plans and issuance of the permits, Landlord shall commence its work and shall obtain, at Landlord's cost and expense, a new certificate of occupancy for the demised premises consistent with the use contemplated herein. In the event that tenant is unable to obtain approval of such plans by December 3, 2003, tenant may void this lease agreement. Landlord may continue to market the space. If landlord receives a bonafide offer for the space land should provide a copy of the offer to tenant and tenant should have 15 days to accept or reject the lease.

47. No Liens, Encumbrances.

      A. No person or entity other than Landlord shall have any power, right or authority to do or allow any act or make any contract which would create any lien, mortgage or other encumbrance upon the demised premises or the parcel of land on which the demised premises is located, or of any improvements thereon, or of any interest of Landlord therein. Nothing contained in this lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, architect, laborer or materialman for the performance of any labor or the furnishing of any material for, in, to or on the demised premises. If Tenant shall cause or allow any installation, alteration, addition, decoration, repair, replacement, renewal or improvement to be made to the demised premises or to the building, or cause or allow any labor to be performed or material to be furnished therein or thereon, or purchase any fixtures, chattels or equipment for use in the demised premises, neither Landlord nor the demised premises nor the land or building shall be liable for the payment of any expense incurred or for the value of any work done or material furnished, or fixtures, chattels or equipment purchased for use in the demised premises, but all such installations, alterations, additions, decorations, fixtures, chattels and equipment, repairs, replacements and improvements and labor, services and materials shall (except as hereinafter expressly provided) be made, furnished and purchased for cash and without chattel mortgage financing or any other form of financing at Tenant's own expense, and Tenant shall be solely and wholly responsible to its contractors, subcontractors, laborers, suppliers, architects and materialmen who perform or furnish such labor services and/or material, fixtures, chattels and equipment. Under no circumstances shall Tenant at any time purchase and/or install any furniture, furnishings, fixtures, chattels or equipment for use in the demised premises, nor any additions thereto, or any renewals thereof or replacements or substitutions therefor, upon terms and conditions wherein and whereby a lien shall or may be filed against the real estate, or against Landlord or its title or interest in the real estate. Notwithstanding the foregoing, Tenant shall not be prohibited from encumbering its furniture and such of its equipment located in the demised premises as shall constitute solely personal property and which shall not become or be deemed to become part of the realty, and such of its trade fixtures as may be removed without damage or injury to the realty, by security agreements executed under the Uniform Commercial Code and from filing Financing Statements (UCC-1's) appropriately with governmental authorities in connection with such security agreements.

      B. Except as related to Landlord's Work, the participation by Landlord or of any of Landlord's representatives in any conference with any architect, engineer, contractor, subcontractor, materialman, laborer or other person or firm retained by Tenant to perform work or furnish labor or services for the demised premises, shall not make Landlord or any of Landlord's representatives liable for the payment of any portion of the cost of such work, or entitle any architect, engineer, contractor, subcontractor, materialman or laborer to file any mechanic's lien against the demised premises, or the building of which the same form a part, or against Landlord.

      C. This lease shall constitute notice to the world that no mechanic's lien may or can be filed validly against Landlord in connection with the demised premises, without Landlord's express written consent thereto, at any time throughout the term of this lease. Any mechanic's lien filed against the demised premises, or the building of which the same form a part, for work claimed to have been done for or materials claimed to have been furnished to Tenant, (a) shall be discharged of record by Tenant at Tenant's expense within ten (10) days after written notice thereof by Landlord, by payment, deposit, bond and order of a court of competent jurisdiction, or otherwise, as may be required by law and
(b) either a release or satisfaction of lien shall be filed with the County Clerk of the county in which the Building is situated within such ten (10) day period, and (c) a copy of such release or satisfaction, as the case may be, certified by the County Clerk shall be delivered to Landlord within three (3) days after such filing. Tenant's failure to do so shall be deemed a material breach of this lease.

      D. In the event such mechanic's lien is not discharged timely, as aforesaid, Landlord may discharge same for the account of and at the expense of Tenant by payment, bonding or otherwise, without investigation as to the validity thereof or of any offsets or defenses thereto, and Tenant, within ten
(10) days after being billed therefor, shall promptly reimburse Landlord, as Additional Rent, for all costs, disbursements, fees and expenses, including without limitation, legal fees, incurred in connection with so discharging said mechanic's lien, together with interest thereon from the time or times of payment until reimbursement by Tenant. Tenant shall, within five (5) days of demand therefor by Landlord, pay to Landlord as Additional Rent, Landlord's legal fees and disbursements.

      E. In the event such mechanic's lien is not discharged timely, as aforesaid, Landlord, in addition to all other rights granted to Landlord in this Lease and without limitation, may institute a dispossess summary proceeding based upon such failure to discharge any such lien. In the event Tenant fails to deliver to Landlord the certified copy of the release or satisfaction required hereunder within the time period provided for the delivery thereof to Landlord, Landlord shall have the right to assume that such mechanic's lien has not been discharged and Landlord shall have all of the rights and remedies provided for herein based upon Tenant's failure to discharge any such lien.

      F. It is further expressly understood and agreed between the parties hereto that Landlord may apply all or a portion of the security deposit made by Tenant hereunder toward discharging any such mechanic's lien and the cost, expenses, fees and disbursements, including, without limitation, legal fees, in connection therewith. Upon notification by Landlord of the application of all or a portion of the security deposited by Tenant, Tenant shall, within five (5) days after receipt of said notice, restore the security deposit to such amount held by Landlord prior to application thereof. Tenant's failure or refusal to restore the security as aforesaid within said five (5) day period shall constitute a material default under this Lease.

48. Utilities; No Services by Landlord.

      A. Tenant shall pay all fees and other charges for use of oil, gas, electricity, water, telephone, and any and all other utilities used in the demised premise (collectively "utilities") and shall pay as and when due all charges made against the premises for such utilities.

      B. Tenant agrees that Landlord shall not be required to furnish or pay for any facilities, utilities or services to or for the demised premises of any kind or nature whatsoever, or do any work or make any installations, repairs, alterations or improvements in or to the demised premises in connection therewith except as set out in Exhibit A. Tenant shall, at its own cost and expense, arrange with the public utility companies serving the demised premises for Tenant's own direct electrical and gas service (if gas service is available to Tenant) and shall comply with all rules and regulations of said public utility companies for and maintaining such direct service(s) solely for Tenant's use at Tenant's sole cost and expense. Tenant acknowledges that heretofore it inspected the demised premises and building of which the demised premises form a part and is fully aware of the availability or unavailability of utilities for use by Tenant in the operation of its business. In no event shall Landlord be responsible for charges for electricity or any other utilities consumed in the demised premises by Tenant. Meters, for the purpose of measuring Tenants consumption of utilities at the demised premises, shall be maintained by Tenant, at Tenant's sole cost and expense, in good order and condition.

      C. Interruption or curtailment of any utility or service shall not constitute a constructive eviction or partial eviction, nor entitle Tenant to any compensation or abatement of rent. In no event shall Tenant in any way interfere with or tie in to any electrical feeders, risers or other electrical installations within the Building of which the demised premises forms a part.

      D. Notwithstanding anything contained in this lease to the contrary, Landlord shall not in any way be liable or responsible to Tenant for any loss, damage, or expense that Tenant may sustain or incur if either the quantity or character or electrical service is changed, is no longer available, or is unsuitable for Tenant's requirements.

      E. Tenant covenants and agrees that, at all times, its use of electric current shall never exceed the capacity of the feeders to the building or the risers or wiring installation thereof. In connection therewith, Tenant expressly agrees that all installations, alterations and additions of and to the electrical fixtures, appliances, or equipment within the demised premises shall be subject to Landlord's prior written approval, and, if such approval shall be give, rigid conduit only shall be permitted. If, in connection with any request for such approval, Landlord shall, in its sole judgment, determine that the risers of the building servicing the demised premises shall be insufficient to supply Tenant's electrical requirements with respect thereto, Landlord shall, at the sole cost and expense of Tenant, install any additional feeder(s) that Landlord shall deem necessary with respect thereto, provided, however, that, if Landlord shall determine, in its sole judgment, that the same will cause permanent damage or injury to the building or to the demised premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expense, or interfere with, or disturb, the other tenants or occupants of the building, then Landlord shall not be obligated to make such installation, and Tenant shall not make the installation, alteration, or addition with respect to which Tenant requested Landlord's consent. In addition to the installation of riser or risers, Landlord will also, at the sole cost and expense of Tenant, install all other equipment necessary and proper in connection therewith, subject to the aforesaid terms and conditions. All of the aforesaid costs and expenses are chargeable and collectible as additional rent, and shall be paid by Tenant to Landlord within five (5) days after rendition of any bill or statement to Tenant therefor.

      Landlord's work includes hooked up utilities including meters as described in paragraph B above.

49. Exculpatory Clause.

      A. Tenant shall look solely to Landlord's estate and only in the land and building of which the demised premises forms a part (or the proceeds thereof) for the discharge and satisfaction of Tenant's rights and remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the demised premises.

      B. Notwithstanding anything contained in this Lease, at law or in equity to the contrary, it is expressly understood, acknowledged and agreed by Tenant that there shall at no time be or be construed as being any personal liability by or on the part of landlord under or in respect of this Lease or in any way related hereto or the demised premises.

50. Maintenance and Repairs.

      Tenant shall, at its sole cost and expense, throughout the term of this lease, take good care of and put, keep and maintain the demised premises and the alterations, additions, and improvements constructed or installed by Tenant thereon, in good order, condition and appearance and make all repairs or replacements thereto, as and when needed to preserve and maintain the demised premises in good order, condition and repair, including, without limitation, the floor, walls, and heating, electrical, plumbing and air conditioning equipment, fixtures and systems, it being understood and agreed that Landlord shall not be required to make any repairs or replacements in or to the demised premises whatsoever except as hereinafter expressly provided in the next succeeding sentence. Notwithstanding the foregoing, Landlord shall maintain the roof free of leaks and perform all structural repairs, unless such repairs are necessitated by the acts of Tenant, its agents, servants, employees or invitees, in which case Landlord shall perform such repairs at Tenant's sole cost and expense, unless same is covered by Landlord's insurance coverage.

51. Indemnification.

      A. Tenant hereby agrees to defend, indemnify and hold Landlord harmless from and against any and all liability, damages, fines, suits, claims, demands and actions by or against anyone, and costs and expenses of any kind or nature (including but not limited to attorneys' fees and expenses), due to, arising out of, based upon or connected with:

      (i) Any breach, violation or non-performance of any covenant, condition or agreement in this lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed; and/or

      (ii) Any loss or damage to person or property occasioned by or arising out of or in connection with the use and occupancy of the demised premises by Tenant, its employees, agents, customers, invitees, contractors or subcontractors, or by any use or occupancy which Tenant may permit or suffer to be made of the demised premises; and/or

      (iii) Injury to, or death of, any person or persons (including but not limited to Tenant's customers and employees) occurring in or about the demised premises including, but not limited to, the sidewalks, curbs and parking lots adjacent to or in the vicinity of the demised premises.

      B. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against, and Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be made or entered against, Landlord, its principals, disclosed or undisclosed, with respect to, or in connection with, any of the foregoing. The comprehensive general liability coverage maintained by Tenant pursuant to this Lease shall specifically insure the contractual obligations of Tenant as set forth in this Article and/or as provided in this Lease.

      C. Intentionally Deleted.

      D. Neither Landlord nor any agent, contractor, invitee or employee of Landlord shall be liable to Tenant for any injury or damage to Tenant or of any other person or for any damage to, or loss (by theft or otherwise) of, any property of Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless solely caused by or due to the gross negligence of Landlord, its agents or employees occurring within the scope of their respective employment without negligence on the part of Tenant, it being understood that no property, other than such as might normally be brought upon or kept in the demised premises as an incident to the reasonable use of the demised premises for the purpose herein expressly permitted, will be brought upon or be kept in the demised premises.

52. Certifications.

      Tenant shall, without charge, at any time and from time to time, within five days after written request from Landlord, certify by written instrument, duly executed, acknowledged and delivered, to Landlord or, at Landlord's request, to any mortgagee, assignee of any mortgage or purchaser, or any proposed mortgagee, proposed assignee of any mortgage or proposed purchaser, or any other person, firm or corporation specified by Landlord:

      (i) that this lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

      (ii) whether or not either Landlord or Tenant is in default in the performance of any of the terms, covenants or conditions of this lease and, if in default, specifying each such default; and

      (iii) the dates, if any, to which the fixed minimum rent, additional rent and other charges hereunder have been paid in advance.

      It is intended that any such certificate delivered pursuant to this
Article 52 may be relied upon by Landlord, by any prospective purchaser of the building, the mortgagee of any mortgage, and by any other person, firm or corporation specified by Landlord.

53. Assignment or Subletting.

      A. Neither this lease nor any part hereof nor the interest of Tenant in any sublease or the rentals thereunder, shall, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant, Tenant's legal representatives or successors in interest and neither the demised premises, nor any part thereof, shall be encumbered in any manner by reason of any act or omission on the part of Tenant or anyone claiming under or through Tenant, or shall be sublet or be used, occupied or utilized by anyone other than Tenant, without the prior written consent of Landlord. For proposes of this
Article 53, (i) the issuance of interests in Tenant, or in any subtenant (whether stock, partnership interest or otherwise) to any person or group of related persons, whether in a single transaction or a series of related or unrelated transactions, in such quantities that after such issuance, such person or group shall have control of Tenant, such guarantor or such subtenant, shall be deemed an assignment of this lease or such sublease, as the case may be, (ii) a transfer of any interest of Tenant, or any subtenant (whether stock, partnership interest or otherwise) by any party or parties in interest whether in a single transaction or a series of related or unrelated transactions shall be deemed an assignment of this lease, or such sublease, as the case may be,
(iii) a take-over agreement shall be deemed an assignment of this lease, (iv) any person or legal representative of Tenant, to whom Tenant's interest under this lease passes by operation of law or otherwise, shall be bound by the provisions of this Article 53, and (v) a modification, amendment or extension of a sublease shall be deemed a sublease. Any assignment, sublease, mortgage, pledge, encumbrance or transfer by Tenant in contravention of this Article 53 shall be void.

      For the purposes of clause (ii) of the preceding sentence, stock ownership shall be determined in accordance with the principles set in Section 544 of the Internal Revenue Code of 1954, as the same existed on August 16, 1954.

      B. If this lease be assigned, whether or not in violation of the terms of this lease, Landlord may collect rent from the assignee. If the demised premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after default, if any, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rent herein reserved. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this lease shall not in any way be considered to relieve Tenant from obtaining the express prior consent of Landlord to any other or further assignment, transfer, encumbering or subletting. References in this lease to use or occupancy by anyone other than Tenant shall not be construed as limited to subtenants and those claiming under or through subtenants, but shall be construed as including also licensees and others claiming under Tenant, immediately or remotely. The listing of any name other than that of Tenant on any door of the demised premises or on any directory in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this lease or the demised premises, or be deemed to constitute, or serve as a substitute for, any consent of Landlord required under this Article 53, and it is understood that any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant. Tenant agrees to pay Landlord's attorneys' fees and disbursements incurred by Landlord in connection with any proposed assignment of this lease or any proposed subletting of the demised premises or any part thereof. Neither any assignment of this lease nor any subletting, occupancy or use of the demised premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant, nor any application of any such rent as provided in this Article 53 shall, under any circumstances be deemed a waiver of any of the provisions of this Article 53 or relieve, impair, release or discharge Tenant of its obligations fully to perform the terms of this lease (as same may be amended or modified from time to time) on Tenant's part to be performed and Tenant shall remain fully and primarily liable therefor.

      C. No assignment consented to by Landlord shall be valid unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord a duplicate original instrument of assignment and assumption in form and substance satisfactory to Landlord, duly executed by Tenant and by the assignee, in which such assignee shall assume performance of all terms of this lease on Tenant's part to be performed.

      D. (i) Notwithstanding anything contained in Sections 53(A) and 53(B) to the contrary, in the event that at any time Tenant desires to sublet all or any part of the demised premises or to assign its interest in this lease Tenant:

            a. shall submit to Landlord the name and address of the proposed subtenant or assignee, a detailed description of such person's business, a detailed description of character and financial references for such person (including its most recent balance sheet and income statements certified by its chief financial officer or a certified public accountant), a certification by Tenant that this lease and the property of Tenant in the demised premises are free of all liens and encumbrances and any other information requested by Landlord;

            b. shall submit to Landlord (1) a conformed or photostatic copy of the proposed assignment or sublease, the effective date of which shall be at least sixty (60) days (but not more than 120 days) after the date of the giving of such notice and which shall be conditioned on Landlord's consent thereof and
(2) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease;

      (ii) In the event that within thirty (30) days after Tenant shall have requested Landlord's consent to any such subletting or assignment and shall have submitted to Landlord all items required by Section 53(D)(i), Landlord's consent to such subletting or assignment, as the case may be, shall not be unreasonably withheld, provided that all of the following conditions have been satisfied:

            a. in the judgment of Landlord the proposed subtenant or assignee, as the case may be, is of a character and financial worth such as is in keeping with the standards of Landlord in those respects for the building, and the nature of the proposed subtenant's or assignee's business and its reputation is in keeping with the character of the building and its tenancies;

            b. the proposed subtenant or assignee shall have a net worth equal to or greater than that of the assignor/sublessor.

            c. the purposes for which the proposed subtenant or assignee intends to use the demised premises or the applicable portion thereof are only the uses expressly permitted by Paragraph 60 of this lease;

            d. the proposed sublease or assignment shall prohibit any assignment or subletting.

            e. the proposed sublease shall be expressly subject and subordinate to all of the provisions of this lease;

            f. any proposed sublease shall contain the following provisions (and such other provisions as may be requested by Landlord to protect its interests):

                  (1) "In the event of a default under the underlying lease (the "Prime Lease") which results in the termination of such Prime Lease, the subtenant hereunder shall, at the option of the lessor under such lease (the "Prime Landlord"), attorn to and recognize the Prime Landlord as landlord hereunder and shall, promptly upon the Prime Landlord's request, execute and deliver all instruments necessary or appropriate to such attornment and recognition. Notwithstanding such attornment and recognition, the Prime Landlord shall not (i) be liable for any previous act or omission of the sublessor under the sublease,
          (ii) be subject to any offset which shall have accrued to the subtenant hereunder against the sublessor, or (iii) be bound by any modification of the sublease or by any prepayment of rent, unless such modification or prepayment shall have been approved in writing by the Prime Landlord. The subtenant hereby waives all rights under any present or future law to elect, by reason of the termination of the Prime Lease, to terminate this sublease or surrender possession of the premises demised hereby."

                  (2) "This sublease may not be assigned or the premises demised hereunder further sublet, in whole or in part, without the prior written consent of the Prime Landlord."

            g. tenant shall not be in default in the performance of any of its obligations under this lease either at the time Landlord's consent to such subletting or assignment is requested or at the commencement of the term of any proposed sublease or upon the effective date of any such assignment;

            h. tenant shall reimburse Landlord for any costs that may be incurred by Landlord in connection with said sublease or assignment, including but not limited to attorneys fees and disbursements and the costs of making investigations as to the acceptability of a proposed subtenant or assignee;

            i. the proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of New York State;

            j. Intentionally Deleted.

      (iii). With respect to each and every sublease or subletting or assignment authorized by the provisions of this Section 53, it is further agreed and understood between Landlord and Tenant as follows:

            a. no subletting shall be for a term ending later than one day prior to the expiration date of this lease and that part, if any, of the proposed term of any sublease or any renewal or extension thereof which shall extend beyond a date one day prior to the expiration date of this lease or the sooner termination of the term of this lease, is hereby deemed to be a nullity; and

            b. there shall be delivered to Landlord, within ten (10) days after the commencement of the term of the proposed sublease, notice of such commencement, or in the case of an assignment, notice of the effectiveness of such assignment.

      (iv) In the event that Landlord consents to the proposed sublease or assignment and the sublease or assignment of which Landlord shall have consented does not become effective on or before the date set forth in the conformed or photostatic copy thereof furnished to Landlord pursuant to Section 53(D)(i)(b), then Tenant shall again comply with all of the provisions and conditions of this
Article 53 before assigning this lease or subletting all or any part of the demised premises.

      E. If Landlord shall recover or come into possession of the demised premises before the date herein fixed for the termination of this lease, Landlord shall have the right, at its option, to take over any and all subleases or subletting of the demised premises or any part thereof made by Tenant and to succeed to all the rights of said subleases and sublettings or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of the subleases and subletting as landlord may elect to take over at the time of such recovery of possessions, such assignment and transfer not to be effective until the termination of this lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the demised premises, at which time Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord such further assignments and transfers as may be necessary to vest in Landlord the then existing subleases and sublettings. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the demised premises, that such subtenant shall waive any right to surrender possession or to terminate the sublease and, at Landlord's election, such subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Tenant under such sublease, (ii) be subject to any counterclaim, defense or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification or amendment of such sublease or by any previous prepayment of more than one month's rent and additional rent which shall be payable as provided in the sublease, unless such modification or prepayment shall have been approved in writing by Landlord, (iv) be obligated to repair the subleased space or the Building or any part thereof, in the event of total or substantial total damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to Landlord, (v) be obligated to repair the subleased space or the Building or any part thereof, in the even of partial condemnation beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Landlord as consequential damages allocable to the part of the subleased space or the Building not taken, or (vi) be obligated to perform any work in the subleased space or the Building or to prepare them for occupancy beyond Landlord's obligations under this lease, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment.

      F. Intentionally Deleted.

      G. If Landlord shall give its consent to any sublease as provided herein (other than as set forth in subparagraph D below), Tenant shall in consideration therefor pay to Landlord, as additional rent, fifty (50%) percent of any rent, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the prorata portion of the rent payable by Tenant hereunder (prorated on the basis that the area of the Space bears to the entire area of the premises) accruing during the term of the sublease. The sums payable under this subsection shall be paid to Landlord monthly simultaneously with payment of the rent for that month.

54. Security Deposit.

      A. The term "Lease Security" shall mean and refer to all sums held at any time by Landlord for the faithful performance and observance by Tenant of Tenant's obligations under this lease, and the term "then Required Amount of Lease Security" shall mean that amount which at any given time shall equal the aggregate of $21,300.00 (the sum deposited as lease security by Tenant with Landlord upon the execution of this lease), plus an amount sufficient to increase the amount of security being held by Landlord to an amount equal to the number of month's of security then required to be held by Landlord times the fixed minimum rent at that time, plus the sums required to be deposited with Landlord pursuant to (i) Article 53 hereof (ii) Article 41(D) hereof (iii)
Article 57 hereof and (iv) as elsewhere required pursuant to this lease. Notwithstanding anything herein to the contrary, Landlord shall always hold a minimum of two times the fixed minimum rent as and for Lease Security. As and when the fixed minimum rent increases, Tenant shall deposit with Landlord, within ten (10) days, sufficient funds to increase the Lease Security such that landlord will be holding an amount equal to the number of month's of security then required to be held by Landlord times the fixed minimum rent at that time.

      B. Landlord shall not be required to segregate or deposit Tenant's Lease Security in an interest bearing account.

      C. Tenant agrees that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of fixed minimum rent and additional rent, Landlord may use, apply or retain the whole or any part of the Lease Security deposited and interest earned thereon, if any, to the extent required for the payment of any fixed minimum rent and additional rent, with interest thereon computed at the Default Rate from the date of default, or for any sum which Landlord may expend or may be required to expend, or may lose, as the case may be, by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damage or deficiency accrued before, on or after summary proceedings or other re-entry by Landlord, with interest thereon computed at the Default Rate from the date of expenditure of loss, as the case may be.

      D. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the Lease Security, or so much thereof as shall then remain on deposit with Landlord, shall be returned to Tenant within thirty days after the date fixed as the end of this lease and after delivery of entire possession of the demised premises to Landlord in accordance with the provisions of this lease.

      E. In the event of a sale of the demised premises, Landlord shall have the right to transfer the Lease Security to the vendee or lessee and Landlord, upon making such transfer and confirming in writing to Tenant that Landlord has done so and who such vendee or lessee is and what his, her or its address is, thereupon shall be deemed released by Tenant from all liability for the return of the Lease Security and Tenant agrees to look solely to the new landlord for the return of the Lease Security. It is further agreed that the provisions of this Paragraph "E" shall apply to every transfer or assignment made of the Lease Security to a new landlord.

      F. Tenant further agrees that it will neither assign nor encumber, nor attempt to assign or encumber, the monies deposited hereunder as Lease Security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

      G. Tenant further agrees that if for any reason (including the reason that Landlord has elected to use, apply or retain the whole or any part of the Lease Security pursuant to this Article 54), the Lease Security at any time remaining on deposit with Landlord shall be less than the then Required Amount of Lease Security, then Tenant, upon written demand and by no later than ten days thereafter, shall deposit with Landlord cash in an amount sufficient to increase the then Lease Security to the then Required Amount of Lease Security.

55. Glass.

      Tenant, at its own cost and expense, promptly shall replace all damaged or broken plate glass or other glass in or about the demised premises damaged by Tenant or its invitees.

56. Broker.

      Landlord and Tenant each represent and warrant to the other that it has not dealt with any broker in connection with this lease other than Friedland Realty and Landlord agrees to pay the total commission due said brokers pursuant to separate agreement. Landlord and Tenant shall defend, indemnify and hold each other harmless from and against any claims, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) arising out of the breach on their respective parts of any representation or agreement contained in this Article 56.

57. Bankruptcy.

      Tenant covenants and agrees that without limiting any of the provisions of Articles 16, 17 or 18 hereof, if, pursuant to the United States Bankruptcy Code of 1978, as the same be amended, Tenant (or Tenant's trustee or other representative) elects to assume or is permitted to assign this lease, then adequate assurance of future performance by the Tenant or assignee as required under such Code shall mean at least the deposit of additional cash lease security with Landlord in an amount equal to the sum of six month's fixed minimum rent then reserved hereunder (in addition to the lease security then being held by Landlord), plus an amount equal to all additional rent payable under Articles 41 and 42 and other provisions of this lease for the calendar year preceding the year in which such assignment or assumption is intended to become effective, which deposit shall be held and applied by Landlord pursuant to the provisions of Article 54 hereof. If Tenant receives or is to receive any valuable consideration, after deducting therefrom (a) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for any such assignment and (b) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, such consideration shall be paid over to Landlord directly by such assignee. The term "adequate assurance" as used in this Article 57 also shall mean that any such assignee of this lease shall have a net worth, exclusive of good will, equal to at least fifteen (15) times the aggregate of one year's fixed minimum rent then reserved hereunder plus all additional rent for the preceding calendar year as aforesaid.

58. Holdover.

      A. Tenant acknowledges that possession of the demised premises must be surrendered to Landlord at the expiration or sooner termination of the term of this lease. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the demised premises as aforesaid will be substantial, will exceed the amount of fixed minimum rent and additional rent theretofore payable hereunder, and will be impossible accurately to measure. Tenant therefore agrees that if possession of the demised premises is not surrendered to Landlord upon the expiration or sooner termination of the term of this lease, then notwithstanding anything to the contrary contained in this lease, Tenant shall pay to Landlord for each month and for each portion or any month during which Tenant holds over in the demised premises after the expiration or sooner termination of the term of this lease, for use and occupancy, the aggregate sum of (i) two times the amount of the installment of the fixed minimum rent that was payable under this lease for the last month of the term hereof, plus (ii) one-twelfth of all items of annual additional rent which would have been payable monthly pursuant to this lease had its term not expired or been terminated, plus (iii) those items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease had its term not expired or been terminated, which aggregate sum Tenant agrees to pay to Landlord upon demand, in full without setoff, and no extension or renewal of this lease shall be deemed to have occurred by such holding over, nor shall Landlord be precluded by accepting such aggregate sum for use and occupancy from exercising all rights and remedies available to it to obtain possession of the demised premises. Further, Tenant shall be liable to Landlord for all losses and damages which Landlord may reasonably incur or sustain by reason of such holding over, including, but not limited to, damages incurred or sustained by reason of Landlord's inability to timely place a new tenant in possession of the demised premises.

      B. If Tenant shall default in surrendering the demised premises upon the expiration or termination of the term, Tenant's occupancy subsequent to such expiration or termination, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month-to-month or from year-to-year, and it shall be subject to all the terms, covenants and conditions of this Lease applicable thereto, except with respect to the Minimum Rent as hereinabove stated and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. In the event Landlord shall commence proceedings to dispossess Tenant by reason of Tenant's holding over or other default, Tenant shall pay, in addition to costs and disbursements, Landlord's legal fees for each proceeding as Additional Rent hereunder. Tenant shall also be liable to Landlord for all claims made by any succeeding tenants against Landlord or otherwise resulting from the failure of Tenant to timely surrender and vacate the demised premises. Tenant hereby expressly waives all rights to redemption granted by or under any present or future laws and Tenant hereby waives any and all predicate notices to a holdover and Landlord may immediately proceed with a holdover Notice of Petition and Petition.

59. Landlord's Consent.

      A. Except for in the case of willful or intentional misconduct by Landlord, in no event shall Tenant be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim for any sum of money whatsoever as damages, costs, expenses, attorneys' fees or disbursements, whether affirmatively or by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval (including, without limitation, consent to a proposed assignment or sublease of the premises), and Tenant's sole remedy for claimed unreasonable withholding or unreasonable delaying by Landlord of its consent or approval shall be an action or proceeding brought and prosecuted solely at Tenant's own cost and expense to enforce such provision, for specific performance, injunction or declaratory judgment.

      B. If Tenant requests Landlord's consent or approval to alterations, assignment, subletting or any other matter or thing requiring Landlord's consent or approval under this Lease, and if in connection with such request Landlord seeks the advise of its attorneys, accountants, architect, engineer or other professional, then Landlord, as a condition precedent to granting its consent or approval, may require (in addition to any other requirements of Landlord in connection with such request) that Tenant pay the fee of Landlord's attorneys, accountants, architect, engineer or other professional in connection with the consideration of such request and/or the preparation of any documents pertaining thereto.

60. Use.

      A. Tenant shall use and occupy the demised premises only for the following purpose and for no other purpose whatsoever: A for profit educational institution (commercial school) including ancillary items related to such operation (ie. book store, vending machines, etc.).

      B. Tenant shall use the demised premises in the following manner:

      (i) Subject to, and in accordance with all rules, regulations, laws, ordinances, statutes and requirements of all governmental authorities and any Fire Insurance Rating Organization, Board of Fire Underwriters and/or similar bodies having jurisdiction thereof.

      (ii) If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the demised premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall, at all times, comply with the terms and conditions of each such license or permit.

      (iii) Tenant shall not, at any time, use or occupy the demised premises or do or permit anything to be done in the demised premises in violation of the Certificate of Occupancy for the demised premises or for the Building.

      (iv) Tenant shall not place any load on the floor of the demised premises exceeding the floor load per square foot for which it is designed to carry and which is allowed by law.

      (v) Tenant must actively and actually engage in business for which the demised premises was rented. In the event Tenant does not actively and actually engage in business for a period of thirty (30) days, or in the event tenant abandons the demised premises, this shall be deemed a material breach of this Lease and Landlord may, at it's option, cancel this Lease rendering same null and void.

61. Notices.

      A. All notices, hereunder shall be in writing and shall be given by personal delivery, overnight delivery service or by certified mail, return receipt requested. Notices shall be deemed to have been given when delivered, if delivered in person or overnight delivery service, or on the second business day after mailing, if given by certified mail, return receipt requested. Notices shall be given to the parties at the following addresses:

      (a) To Landlord: Spruce Spires Associates LP
                       c/o Alma Realty Co.
                       28-18 31st Street
                       Astoria, NY 11102
with a copy by regular mail to Michael Papagianopoulos, Esq., c/o Mihos Karabelas & Papagianopoulos, LLP, 28-18 31st Street, Astoria, NY 11102;

      (b) To Tenant:   Interboro Institute Inc.
                       450 W. 56th Street
                       New York, NY 11019
                       Attn.: Richard Goldberg

with a copy by regular mail to Michael O'Brien, Esq., 450 W. 56th Street, New York, NY 11019, or such other address as may be designated by Landlord or Tenant or their respective attorneys by written notice pursuant to this Article.

      B. Notwithstanding anything contained in this Lease to the contrary, notices sent by Landlord's attorney on behalf of Landlord shall be valid service pursuant to the terms of this Lease, provided, however, that the manner in which the notice is sent is in accordance with the terms of the Lease. Tenant shall not have the right to contest the fact that Landlord's attorney sent any such notice.

62. Renewal Option.

      A. Provided Tenant fully performs and complies with all of the terms, conditions, provisions and covenants in this lease on Tenant's part to be observed and performed, Tenant shall have the right to renew this lease for a five (5) year term ("Renewal Term") upon giving to Landlord an irrevocable written notice of its election to exercise said option to renew not less than nine (9) months prior to the expiration of the initial term of this lease. The Renewal Term shall be upon the same terms and conditions as set forth in this lease except that (i) there shall be no additional renewal option after the expiration of the Renewal Term, (ii) Tenant shall deposit with Landlord cash in an amount sufficient to increase the amount of security being held by Landlord to an amount equal to the number of month's of security then required to be held by Landlord pursuant to this lease times the fixed minimum rent during the first year of the Renewal Term, and (iii) the fixed minimum rent to be paid during the Renewal Term shall be as follows:

         ("Sixth Lease Year")       -    $148,155.22 ($12,346.00/month)
         ("Seventh Lease Year")     -    $152,599.87 ($12,717.00/month)
         ("Eight Lease Year")       -    $157,177.86 ($13,098.00/month)
         ("Ninth Lease Year")       -    $161,893.19  ($13,491.00/month)
         ("Tenth Lease Year")       -    $166,749.98  ($13,896.00/month)

      B. Notwithstanding anything to the contrary contained in this lease, at Landlord's option the exercise or attempted exercise by Tenant of any right to elect to renew the term of this lease for any of the renewal terms provided for in this Article 62 shall not be effective, nor shall any renewal term be created or commence if, either at the time when the notice of exercise of such right is given by Tenant, or on the day immediately preceding the purported commencement date of the renewal term, Tenant is in default in the payment of rent or shall be in default in the performance or observance of any other terms, conditions, provisions and covenants of this lease on Tenant's part to be observed and performed. Tenant further agrees that any cancellation or termination of this lease shall terminate any rights of renewal, whether or not exercised by Tenant.

63. Signs and Awnings.

      A. Prior to Tenant undertaking any sign or awning installation, Tenant shall submit plans or sketches of the proposed sign(s)/awning to the Landlord for its prior written approval which shall not be unreasonably withheld. Subsequent to obtaining Landlord's approval, Tenant, at its own cost and expense, may install a sign, signs or awnings upon the exterior of the demised premises. Such sign, signs or awnings must comply with all of the rules and regulations of all governmental bodies having jurisdiction. In the event that the signs or awnings comply with all of the rules and regulations of all governmental bodies having jurisdiction Landlord shall approve such signs or awnings. The Tenant further covenants and agrees to indemnify and hold the Landlord harmless from any and all damage and/or liability in connection with such sign or signs.

      B. In the event Landlord or Landlord's representatives shall deem it necessary to remove any lighting, awnings, canopies, sign or signs, in order to paint or to make any other repairs, alterations or improvements in or upon said premises or the building wherein same is situated, or any part thereof, the Landlord shall have the right to do so, provided the same be removed and replaced at the Tenant's expense, whenever the said repairs, alterations or improvements shall have been completed.

64. Intentionally Omitted.

65. Addendum to Article 7 (Subordination).

      Tenant covenants and agrees that, if by reason of a default on the part of Landlord, as lessee under any ground or underlying lease, in performance of any of the terms or provisions of such ground or underlying lease, or for any other reason of any nature whatsoever, such ground or underlying lease and leasehold estate of Landlord as lessee thereunder is terminated by summary proceeding or otherwise, or if such ground or underlying lease and such leasehold estate is terminated through foreclosure proceedings brought by the holder of any mortgage to which such ground or underlying lease is subject or subordinate, or in case of any foreclosure of any mortgages affecting the real property of which the demised premises is a part, Tenant will attorn to the lessor under such proceedings, as the case may be and will recognize such lessor or such purchaser as Tenant's landlord under this Lease, unless the lessor under such ground or underlying lease or the holder of any such mortgage in any such proceedings shall elect in connection therewith to terminate this Lease and the rights of Tenant to the possession of the demises premises. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord, the lessor under any such ground or underlying lease, or any such mortgagee or purchaser any instrument which may be necessary or appropriate to evidence such attornment and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute and deliver any such instrument for and on behalf of Tenant. Such attornment by Tenant shall contain, among other things, provisions to the effect that in no event shall such lessor, mortgagee or purchaser as landlord, (i) be obligated to repair, replace or restore the Building or the demised premises in the event of damage or destruction, beyond such repair, replacement or restoration as can be reasonably accomplished from the net proceeds of insurance actually received by or made available to such landlord, (ii) be responsible for any previous act or omission of the landlord or the tenant under such ground or underlying lease or for the return of any security deposit unless actually received by such landlord, (iii) be subject to any liability or offset accruing to Tenant against Landlord, (iv) be bound by any previous modification or extension of this Lease unless previously consented to, or (v) be bound by any previous prepayment of more than one month's rent or other charge. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the demised premises in the event such ground or underlying lease terminates or any such summary proceeding or foreclosure proceeding is brought by the lessor under any such ground or underlying lease or the holder of any such mortgage and agrees that, unless and until any such lessor under any such ground or underlying lease or holder of any such mortgage in connection with any such proceeding shall elect to terminate this Lease and to extinguish the leasehold estate of Tenant hereunder this Lease shall not be affected in any way whatsoever by any such proceeding or termination. Notwithstanding the above, Landlord shall use reasonable efforts to provide to Tenant a subordination and non-disturbance agreement from any mortgagees of the real property of which the demised premises forms a part.

66. Tenant's Operating Obligations.

      Tenant covenants and agrees that during the term of this Lease:

      A. Tenant shall at its sole cost and expense obtain and maintain throughout the term of this lease all licenses, permits and authorizations required in order to enable it to properly and lawfully conduct its business in the demised premises, excluding a CO, it being expressly understood and agreed, however, that the failure on the part of Tenant to obtain or to maintain any of such licenses, permits or authorizations, or extensions or renewals thereof, shall not release or relieve Tenant from the performance and observance by it of all of its obligations under this lease. Tenant covenants and agrees that, upon request of Landlord, it shall, within ten (10) days from the date of the request, furnish Landlord with an up-to-date copy of any permit or license required by any authority having jurisdiction therein for Tenant to conduct business at the demised premises. In the event Tenant fails to submit to Landlord, upon request, the items called for hereunder, such failure shall be a default under the terms of this Lease.

      B. Tenant shall maintain any plumbing in the demised premises and shall not dispose of any foreign substances in the plumbing facilities. Tenant shall not permit any food, waste, or other foreign substances to be thrown or drawn into the pipes. Tenant shall maintain the plumbing that it installs in good order, repair and condition, and repair any damage resulting from any violation of this paragraph. At Tenant's sole cost and expense Tenant shall make any repairs to the other plumbing in the Building, if damage results from Tenant's improper use of the plumbing in the Building or demised premises.

      C. Tenant shall retain a licensed professional exterminating service which will service the demised premises on a regular basis throughout the term of this lease so as to keep the demised premises free of vermin.

      D. Tenant shall install chemical extinguishing devices approved by the Fire Insurance Rating Organization and shall keep such devices under service as required by such organization.

      E. Intentionally Omitted.

      F. Tenant covenants and agrees that throughout the term, it shall not suffer, allow or permit any offensive or obnoxious vibration, noise, odor or other undesirable effect to emanate from the demised premises, or any machine or other installation therein, or otherwise suffer, allow or permit any such obnoxious vibration, noise, odor or other undesirable effect to constitute a nuisance or otherwise interfere with the safety, comfort or convenience of Landlord, or other tenants, occupants, customers agents, or invitees or any other person(s) lawfully in or upon the Building and upon Landlord's notice to Tenant, Tenant shall within five (5) days thereof remove or control the same, and if any such condition is not so remedied, then Landlord may, at its discretion, either: (i) cure such condition and add any cost and expense incurred by Landlord therefor to the next installment of Minimum Rent due under this Lease, and the Tenant shall then pay said amount as Additional Rent hereunder; or (ii) treat such failure by Tenant to remedy such condition as a material default of this Lease, entitling the Landlord to any of its remedies pursuant to the terms of this Lease.

      G. Intentionally Omitted.

      H. Tenant shall keep the demised premises (including, without limitation, exterior and interior portions of all windows, doors and all other glass) in a neat and clean condition.

      I. Tenant will accumulate all of its garbage, rubbish and refuse (which term "refuse" as used in this lease shall mean and include, but not be limited to crates, boxes, containers, papers, bottles, and similar items) for disposal only within the interior of the demised premises and in well covered sealed sanitary plastic bags or containers designed to prevent odors and vermin of any kind from emanating therefrom. Tenant further agrees that no such garbage, rubbish or refuse shall be removed, or be permitted to be removed, from the interior of the demised premises, except directly to a truck employed by Tenant at its sole cost and expense waiting to immediately take such garbage, rubbish or refuse away. Tenant agrees to pay immediately any fines or costs Landlord or Tenant is assessed because of Tenant's garbage, rubbish or refuse. Tenant shall further handle and dispose of all rubbish, garbage and waste from Tenant's operations in accordance with rules and regulations established by Landlord.

      J. Tenant shall not change (whether alteration, replacement, rebuilding or otherwise) the exterior color and/or architectural treatment of the demised premises or of the Building or any part thereof.

      K. Tenant shall not use, or permit to be used, any advertising medium and/or loud speaker, and/or amplifier, and/or radio or television broadcast which may be heard outside the demised premises or which does not comply with the general policies or rules and regulations then in effect, it being understood that breach of the foregoing restriction contained in this Paragraph "K" shall constitute a material breach of this Lease on the part of Tenant hereunder which, if not cured within three (3) days after notice from Landlord shall, in addition to all other rights and/or remedies available to Landlord under this Lease or at law or in equity, constitute a material default under this Lease.

      L. Tenant shall not subject any fixtures or equipment in or on the demised premises which are affixed to the realty, to any mortgages, liens, conditional sales agreements, security interests or encumbrances.

      M. Tenant shall not perform any act or carry on any practice which may damage, mar or deface the demised premises or any other part of the Building.

      N. Intentionally Omitted.

      O. Intentionally Omitted.

      P. Tenant shall not suffer, allow or permit the erection or display in, on or from the demised premises any exhibits, banners, decorations, flags, bunting or any other similar or dissimilar kind or form of description or display without Landlord's prior written consent in each instance. Landlord acknowledges that the Tenant is a commercial school and will require signage to identify its business. As such, Landlord agrees that signage, which meets the city codes and ordinances, is acceptable and Landlords consent may not be unreasonably withheld.

      Q. Tenant shall not permit any business to be operated in or from the demised premises by any concessionaire or licensee without the prior written consent of Landlord in each instance except for a business ancillary to the operation of a school (ex. book store, vending machines, etc.). Tenant may also hold admissions events, in compliance with all Yonkers' City laws and ordinances, in front of the building.

      R. Tenant shall not record or attempt to record or permit the recording of this lease, any memorandum of this lease, any assignment of this lease, any sublease of the demised premises or any other instrument relative to this lease.

67. Non-Waiver and Survival of Additional Rent Obligations.

      Landlord's failure during the Lease term to prepare and deliver any of the tax bills, statements, notices or bills set forth in this Lease, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of Additional Rent which may become due during the term of this Lease. Tenant's liability for the amounts due under this Lease shall survive the expiration of the Lease term.

68. Hazardous Materials.

      A. Tenant shall not deposit, dump, store or pour on any part of the soil of the demised premises, or permit the accumulation on the demised premises of dry or liquid waste, chemicals, solvents or other material, garbage, property no longer used by Tenant or any other substance or material which, if left on the demised premises, could cause injury to the health of or discomfort to persons in the neighborhood or on the demised premises, or adversely affect the environment of the demised premises, including the air above and the ground below and surrounding the demised premises, nor shall Tenant permit its subtenants, guests, contractors or any other person to do any of the foregoing. Tenant, at its expense, shall promptly remove or cause the removal of, or of permitted by applicable law encapsulate, all such material located at the demised premises in compliance with this Lease and all applicable laws.

      B. (i) The term "Hazardous Substances", as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, chloroflouorocarbons (CFCs), polychlorinatedbiphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products and substances declared to be dangerous, hazardous or toxic under any Law or regulation now or hereafter enacted or promulgated by any Governmental Authority. Notwithstanding anything to the contrary set forth in this Article, cleaning fluids, detergents and other supplies customarily used in connection with the maintenance and repair of real property similar to the Leased Premises in comparable areas shall be permitted to be stored and used for such purposes in compliance with all Laws.

      (ii) Without limiting the generality of any other provision of this Lease, Tenant shall not cause or permit to occur:

            (a) Any violation of any federal, state or local law, now or hereafter enacted, related to environmental conditions on , over, under or about the demised premises, or arising from Tenant's use or occupancy of the demised premises, including, but not limited to, ozone, soil and ground water conditions; or

            (b) The use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on, over, under, or about the demised premises, or the transportation to or from the demised premises of any Hazardous Substance.

      (iii) Tenant shall, at Tenant's own expense:

            (a) Comply with all laws regulating the use, generation, storage, removal, transportation, disposal, encapsulation or remediation of Hazardous Substances, to the extent relating to Hazardous Substances located at the demised premises;

            (b) Make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities required under the laws to the extent relating to Hazardous Substances located at the demised premises;

            (c) Prepare and submit the required plans and all related bonds and other financial assurances and carry out all such cleanup plans should any governmental authority asserting appropriate jurisdiction demand that a cleanup plan be prepared and that a cleanup be undertaken because of any deposit, spill, discharge or other release of Hazardous Substances at or from the demised premises; and

            (d) Promptly provide all information regarding the use, generation, storage, transportation or disposal of Hazardous Substances that is requested by Landlord.

            (iv) If Tenant fails to fulfill any duty imposed under subparagraph
(iii) within a reasonable time, Landlord may, after reasonable prior notice to Tenant, do so, and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the demised premises and Tenant's use thereof, and to comply therewith and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Section. Tenant's obligations and liabilities under this subparagraph (iv) shall survive the expiration or earlier termination of this Lease.

            (v) Tenant shall indemnify, defend and hold harmless Landlord and its officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge or other release of Hazardous Substances at or from the demised premises, or from Tenant's failure to provide all information, make all submissions and take all steps required by all governmental authorities under applicable laws and all environmental laws required of Tenant as provided herein. Tenant's obligations and liabilities under this subparagraph (v) shall survive the expiration or earlier termination of this Lease.

      C. The above provisions, A, B and their respective subparts shall be limited to and apply to Tenant only with respect to such hazardous materials placed or caused to exist on the demised premises by Tenant.

69. Hours of Use and Security

      Tenant shall have the right to enter the building and use the demised premises 24 hours a day seven days per week. Tenant may hire and use security officers in the common areas for the protection of its employees and students.

70. Addendum to Article 6 (Compliance With Laws).

      A. Supplementing the provision of Article 6 hereof, Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the demised premises or the use or occupation thereof. Tenants shall promptly comply with all recommendations, present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards or any direction of any public officer pursuant to law, and all order, rules and regulations of the New York Board of Fire Underwriters, any insurance company or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises only if it relates to Tenant's use or manner of use of the Demised Premises, does not relate to the Landlords Work, and is non structural. Tenant shall effect such compliance at its sole cost and expense.

      B. Tenant covenants and agrees to comply promptly with all present and future laws, orders and regulations of all federal, state, municipal and local governments, departments, commissions and boards which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises arising out of Tenant's use or manner of use thereof, including, but not limited to, all laws, orders and regulations pertaining to access and egress to and from the demised premises by stairway and elevator and any fire protection, smoke protection and security requirements related thereto.

      C. After the Commencement Date, Tenant acknowledges with respect to the demised premises that it shall be Tenant's responsibility and obligation to comply with all requirements and controls imposed by any and all laws, rules and regulations of any governmental agency or department thereof having jurisdiction over the Building including without limitation the partitioning, layout, exit signs, telephone communications, fire extinguishers, electrical outlets, HVAC systems, electrical controls wiring, public address systems, conduits and additions to the Building electrical system. Landlord shall have no obligation or duty with respect thereto. The performance of any of the foregoing required work, installations and alterations shall be performed by Tenant in accordance with and subject to all applicable provisions of this Lease and of law, except Landlord shall have the right to perform any or all of said work on behalf of Tenant at Tenant's sole cost and expense. The cost of same shall be deemed Additional Rent which shall be paid within ten (10) days after being billed therefor.

      D. Tenant covenants and agrees that, at its sole cost and expense, it shall promptly comply with all present and future laws, ordinances and regulations imposed by any governmental agency or department, as same now exists or may hereafter be amended as related to the demised premises and Tenant's use thereof, provided they do not require Tenant to make any structural changes.

      E. (i) If the National Board of Fire Underwriters or any local Board of Fire Underwriters or Insurance Exchange (or other bodies hereafter exercising similar functions) shall require or recommend the installation of fire extinguishers, a "sprinkler system", fire detection and prevention equipment (including but not limited to, smoke detectors and heat sensors), or any changes, modifications, alterations, or the installation of additional sprinkler heads or other equipment for any existing sprinkler system, fire extinguishing system, and/or fire detection system for any reason, whether or not attributable to Tenant's use of the demised premises or Alterations performed by Tenant; or

      (ii) If any law, regulation or order or if any bureau, department, or official of the federal, state, and/or municipal governments shall require or recommend the installation of fire extinguishers, a "sprinkler system", fire detection and prevention equipment (including, but not limited to, smoke detectors and heat sensors), or any changes, modifications, alterations, or the installation of additional sprinkler heads or other equipment for an existing sprinkler system, fire extinguishing system, and/or fire detection system for any reason, whether or not attributable to Tenant's use of the demised premises or Alterations performed by Tenant; or

      (iii) If any such installations, changes, modifications, alterations, sprinkler heads, or other equipment become necessary to prevent the imposition of a penalty, an additional charge, or an increase in the fire insurance rate as fixed by said Board or Exchange, from time to time, or by any fire insurance company as a result of the use of the demised premises whether or not the same is a permitted use under Article 2 or this Lease, then, Landlord shall, at Landlord's sole cost and expense, promptly make such installations within the demised premises and make such changes, modifications, alterations, or the installation of additional sprinkler heads or other required or recommended equipment.

71. Heat and Air Conditioning.

      A. The maintenance and repair of any heating/air conditioning and ventilation system serving the demised premises shall be the responsibility of the Tenant, at the Tenant's sole cost and expense, in a manner satisfactory to Landlord, and only persons approved by Landlord to maintain and repair the heating/air conditioning system shall be permitted to enter the said demised premises or Building of which they are a part for such purpose.

      B. Landlord shall not be liable to Tenant in damages or otherwise nor shall Tenant be entitled to any abatement or diminution of the Minimum Rent or any Additional Rent payable under this Lease if the operation of the heating/air conditioning and/or ventilating system is interrupted, impaired, suspended or terminated because of failures, repairs, installations or improvements in or about the demised premises, nor shall any such interruptions, impairment, suspension, or termination release Tenant from the performance of any of its obligations hereunder. Landlord reserves the right to stop the operation of the heating/air conditioning and ventilating system when necessary by reason of accident or emergency, or mechanical breakdown, or requirement of law or any cause beyond Landlord's reasonable control or for repairs, alterations, replacement, or improvements which, in the judgment of Landlord, are desirable or necessary within the demised premises or Building and which may affect Tenant's air conditioning.

      C. If either the quantity or character of cooling and/or ventilating service furnished to the demised premises shall change or cease to be available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to impose any liability upon Landlord or Landlord's agents.

      D. Tenant acknowledges that at the end of the Lease Term or earlier termination, the heating/air conditioning and ventilation system shall remain at the demised premises. In addition, at the end of the Lease term, Tenant will leave said system in good condition and good working order, in a manner satisfactory to Landlord.

      E. Intentionally omitted.

      F. Intentionally omitted.

      G. Landlord shall have no obligation to provide heating, gas, electric, water, sprinkler, ventilation or air conditioning services to the demised premises, except that Landlord represents that there exists or will exist at the time of the Lease Commencement Date an HVAC system sufficient for Tenants needs, servicing the demised premises.

72. Financing Requirements.

      If, in connection with obtaining financing or refinancing for the Building of which the demised premises form a part, a banking, insurance or other institutional lender shall request modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto; provided, however, that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such defaults by such lender to get possession of the Building) or materially adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification of this Lease or any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created.

73. Restrictions on Rents.

      If at the commencement of, or at any time or times during the term of this Lease, the Minimum Rent or Additional Rent reserved in this Lease shall not be fully collectible by reason of any federal, state, county or city law, proclamation, order or regulation, or direction of any public officer or body pursuant to law, Tenant shall enter into such agreements and take such other steps as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may, from time to time during the continuance of such legal rental restriction, be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction prior to the expiration of the term of this Lease, (a) the rents shall become and thereafter by payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination, and (b) Tenant shall pay to landlord, if legally permissible, an amount equal to the rents which would have been paid pursuant to this Lease but for such legal rent restriction, less the rents paid by Tenant to Landlord during the period(s) said legal rent restriction was in effect.

74. Force Majeure.

      Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from doing so by a cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, riots, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing or through acts of God. Tenant shall similarly be excused except for as it relates to the payment of rent hereunder.

75. Guaranties; Representations and Warranties.

      A. Tenant represents and warrants that EVCI Career Colleges Incorporated is the sole shareholder of Tenant and that it holds and owns one hundred (100%) percent of the outstanding interests, in each class of stock of Tenant. At the request of Landlord, Tenant shall furnish Landlord a certificate, in form reasonably requested by Landlord, certifying to Landlord the names and respective ownership interests of each person holding an interest in Tenant.

      B. Intentionally Omitted.

      C. Tenant represents and warrants to Landlord that Tenant is a corporation duly organized and in good standing under the laws of the State of New York and that all action necessary for Tenant to enter into this Lease has been taken.

76. Intentionally Omitted.

77. Miscellaneous.

      A. In the event of any conflict between any of the provisions of this typewritten Rider and any of the printed or typewritten terms of the printed lease to which it is appended, such conflict shall be resolved in every instance in favor of this typewritten Rider and the provisions contained herein.

      B. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. Further, if any provision of this lease shall, to any extent, be invalid or unenforceable, the remainder hereof shall not be affected thereby, and each provision of this lease shall be enforceable to the fullest extent permitted by law.

      C. Whenever in this lease any words of obligation or duty are used, such words shall have the same force and effect as though made in form of covenants.

      D. Should Tenant default in the performance of any of the covenants or terms of this lease on its part to be performed within ten days after the giving of written notice to Tenant by Landlord specifying the nature of the default, the Landlord may, but shall not be obligated to, perform the same and add any sum paid or expended in such performance to the next fixed minimum rent payment then due as additional rent.

      E. All rights and remedies herein given to Landlord in this lease, and all other rights and remedies allowed by law or in equity, are hereby reserved by the Landlord as distinct, separate and cumulative rights and remedies, and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any of the others.

      F. Title headings are for convenience only and do not define or limit, and shall not be used to construe, the terms of this lease.

      G. Tenant may not record this lease. Landlord shall have the option to record a Memorandum of Lease to be prepared by Landlord if Landlord so desires and Tenant shall execute and deliver such Memorandum of Lease within five (5) days of request therefor by Landlord.

      H. The submission of this lease for examination by Tenant does not constitute an offer by Landlord or reservation of an option for the demised premises, and this lease shall become effective as a lease only when and if fully executed copies thereof are executed and exchanged between Landlord and Tenant.

      I. This lease contains the entire agreement of the parties and may not be amended or changed in any way except by a document in writing executed and acknowledged by the parties hereto.

      J. Subject to the provisions of Articles 11 and 57 hereof, the covenants, conditions, and agreements contained in this lease shall inure to the benefit of, and be binding upon, Landlord and Tenant and their successors and permitted assigns. No earlier statement by Landlord, its agents or employees regarding this Lease in the demised premises or prior written matter regarding this Lease in the demised premises shall have any force or effect. Tenant agrees that it is not relying on any representations or agreements other than those contained in this Lease. This agreement shall not be canceled except in and by a writing subscribed to by all parties.

      K. Notwithstanding anything herein to the contrary, Landlord shall have the option to relocate Tenant to another location in the Building of the which the Demised Premises forms a part, at Landlord's sole cost and expense and upon giving six (6) months prior written notice.

      L. In the event of a condemnation of the demised premises pursuant to paragraph "10" of this Lease, Landlord shall use reasonable efforts to relocate Tenant, at Landlord's cost and expense, to other ground floor space (if available) in the building of which the demised premises forms a part or in another comparable building, acceptable to tenant, if any, owned by Landlord or an affiliate or other company owned by the Landlord at the time. If no such facility exists, then the Landlord will, at its cost and expense, relocate the Tenant to a building selected by the Tenant.

78. Air Rights.

      A. The Premises are let to TENANT subject to all applicable laws, rules, regulations, orders, covenants, restrictions and easements and to the reservation by LANDLORD of all air rights above, around and about the Premises and the right to increase the size of the building of which the Premises form a part or the buildings surrounding the same, based on the air rights appurtenant thereto.

      B. TENANT understands and agrees that LANDLORD, and anyone claiming by, through or under LANDLORD, may from time to time undertake alterations or additions to the building of which the Premises form a part or any lands added thereto, construct additional buildings or improvements thereon and make alterations thereto, build additional stories on any of the same, construct multi-story, elevated or underground facilities therein, and construct roofs, walls, and any other improvements over, to or in connection with any part thereof. No easement for light or air is included in or appurtenant to the demise of the Premises or to TENANT'S rights pursuant to this Lease.

      C. LANDLORD shall have the sole right, without TENANT'S consent to use, sell, assign, lease or otherwise dispose of any and all right, title and interest in and to any air rights and development rights relating to the Premises and/or the land thereunder. In the event of any such use, sale, assignment, lease or other disposition thereof by LANDLORD, LANDLORD shall be entitled to receive all sums derived therefrom. TENANT shall not be deemed an interested party and as such required to waive any interest therein. Nonetheless, TENANT shall, upon request by LANDLORD, promptly execute any waiver or other documents that LANDLORD may deem necessary in connection with LANDLORD'S disposition of any such rights. TENANT hereby irrevocably appoints LANDLORD the attorney-in-fact of TENANT for the purpose of executing any such waivers or other documents.

      D. TENANT shall not increase the height, bulk or floor area of the Premises or construct, place or erect anything on the roof of the building of which the Premises form a part or install machinery, equipment or any other object on the roof of said premises (other than an HVAC system, if applicable) or take any action which might or will adversely affect or reduce the amount of air rights or development rights which are applicable to said premises and to the land thereunder.

      IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their respective seals the day and year first above written.

Witness for Owner                             Spruce Spires Associates, LP

                                              By:/s/ Efsthathios Valiotis
---------------------------                      ---------------------------

Witness for Tenant                            Interboro Institute, Inc.

                                              By: /s/ Dr. John J. McGrath, CEO
---------------------------                      ---------------------------

                                  SCHEDULE "A"

                           [Omitted from this filing.]


                                       52